SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

--------------------------------------------------------

                             Evergreen Equity Trust
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

        1) Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------------

        2) Aggregate number of securities to which transaction applies:
        ----------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ----------------------------------------------------------------------

        4) Proposed maximum aggregate value of transaction:
        ----------------------------------------------------------------------

        5) Total fee paid:
        ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
---------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1) Amount Previously Paid:
        ----------------------------------------------------------------------

        2) Form, Schedule or Registration Statement No.:
        ----------------------------------------------------------------------

        3) Filing Party:
        ----------------------------------------------------------------------

        4) Date Filed:
        ----------------------------------------------------------------------

[OBJECT OMITTED]


                            EVERGREEN BLUE CHIP FUND
                                 EVERGREEN FUND
                            EVERGREEN FOUNDATION FUND
                    200 Berkeley Street Boston MA 02116-5034



Dear Shareholder:

I ask for your vote in connection with the proposed merger of each of the above mentioned Funds into a corresponding Evergreen fund. This is to inform you that the Special Meeting of the Evergreen Funds scheduled for April 1, 2005 has been adjourned to April 12, 2005 due to the lack of shareholder participation. We need your help. As of April 1, 2005, the Funds' records indicate that you have not yet cast your vote for the matters set forth in the proxy material previously mailed to you. It is extremely critical to vote your shares no matter the size of your investment.

As a shareholder in one or more of the above-mentioned Funds, you are being asked to approve an agreement and plan of reorganization. For information regarding the mergers or to get additional information about the acquiring Fund, please call 1-800-780-7505. You may also call this number to request additional copies of the proxy materials previously sent to you.


YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE AGREEMENT AND PLAN OF REORGANIZATION AND BELIEVES THAT THEY ARE IN THE BEST INTERESTS OF SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU APPROVE THE PROPOSAL AND VOTE YOUR SHARES.

For your convenience we have set up three methods to cast your vote.

     1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling our toll-free proxy line 1-800-780-7505. Representatives are available to record your vote Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern Time.

     2. VOTE THROUGH THE INTERNET. You may cast your vote by logging into the Internet address located on your proxy card and following the instructions on the website.

     3. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

                          PLEASE VOTE YOUR SHARES TODAY

If you should have any questions regarding the meeting proposals or the execution of your vote, please call 1-800-780-7505. If we still have not received your vote as we move closer to the new shareholder meeting date of April 12, 2005, you may receive phone call encouraging you to vote your shares.

Thank you for your time and consideration.

Sincerely,


Denis H. Ferro
President and Chief Exceutive Officer
Evergreen Investment Company, Inc.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

              - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            EVERGREEN BLUE CHIP FUND
                       A series of Evergreen Equity Trust


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2005


     The undersigned, revoking all Proxies heretofore given, hereby appoints Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Blue Chip Fund ("Blue Chip Fund"), a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the special meeting of shareholders of Blue Chip Fund to be held at 2:00 p.m., Eastern time on April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                       Date                 , 2005

                                       ----------------------------------------

                                       ----------------------------------------
                                       Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


     1. To approve an Agreement and Plan of Reorganization whereby Evergreen Growth and Income Fund ("Growth and Income Fund"), a series of Evergreen Equity Trust will (i) acquire all of the assets of Evergreen Blue Chip Fund ("Blue Chip Fund") in exchange for shares of Growth and Income Fund; and (ii) assume the identified liabilities of Blue Chip Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


                             ---- FOR        ---- AGAINST      ---- ABSTAIN


     2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


                             ---- FOR        ---- AGAINST      ---- ABSTAIN

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                 EVERGREEN FUND
                       A series of Evergreen Equity Trust


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2005


     The undersigned, revoking all Proxies heretofore given, hereby appoints Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Fund, a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the special meeting of shareholders of Evergreen Fund to be held at 2:00 p.m., Eastern time on April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                       Date                 , 2005

                                       ----------------------------------------

                                       ----------------------------------------
                                       Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


     1. To approve an Agreement and Plan of Reorganization whereby Evergreen Growth and Income Fund ("Growth and Income Fund"), a series of Evergreen Equity Trust will (i) acquire all of the assets of Evergreen Fund in exchange for shares of Growth and Income Fund; and (ii) assume the identified liabilities of Evergreen Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


                           ---- FOR        ---- AGAINST      ---- ABSTAIN


     2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


                           ---- FOR        ---- AGAINST      ---- ABSTAIN

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            EVERGREEN FOUNDATION FUND
                       A series of Evergreen Equity Trust


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                           TO BE HELD ON APRIL 1, 2005


     The undersigned, revoking all Proxies heretofore given, hereby appoints Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Foundation Fund ("Foundation Fund"), a series of Evergreen Equity Trust, that the undersigned is entitled to vote at the special meeting of shareholders of Foundation Fund to be held at 2:00 p.m., Eastern time on April 1, 2005, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                      Date                 , 2005

                                      ----------------------------------------

                                      ----------------------------------------
                                      Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


     1. To approve an Agreement and Plan of Reorganization whereby Evergreen Balanced Fund ("Balanced Fund"), a series of Evergreen Equity Trust will (i) acquire all of the assets of Evergreen Foundation Fund ("Foundation Fund") in exchange for shares of Balanced Fund; and (ii) assume the identified liabilities of Foundation Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


                      ---- FOR        ---- AGAINST      ---- ABSTAIN


     2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


                     ---- FOR        ---- AGAINST      ---- ABSTAIN